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                 SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC 20549
                         --------------------



                                FORM 8-K


                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   October 5, 1998
                                                  -----------------

                   CRIIMI MAE Inc.
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(Exact Name of Registrant as Specified in Charter)



         Maryland                   1-10360                  52-1622022
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(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)           Identification No.)


11200 Rockville Pike, Rockville, Maryland                       20852
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(Address of Principal Executive Offices)                      (Zip Code)
                                                          --------------

                           N/A
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(Former Name or Former Address, if Changed Since Last Report)


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Item 3.           Bankruptcy or Receivership

         On October 5, 1998, a voluntary petition of reorganization was filed by CRIIMI MAE Inc. under Chapter 11 of the federal Bankruptcy Code, as amended. The petition was filed in the United States Bankruptcy Court for the District of Maryland (Case No.
9823115).

         The registrant is continuing to manage its operations as a debtor in possession, subject to court approval of certain of the registrant's actions.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed as a part of this Current Report on Form 8-K:

       (c)  Exhibits

            2.       Voluntary Petition filed on October 5, 1998.
            99.1     Press Release issued by CRIIMI MAE Inc. on October 5, 1998.
            99.2     Press Release issued by CRIIMI MAE Inc. on October 6, 1998.
            99.3     Press Release issued by CRIIMI MAE Inc. on October 7, 1998.



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                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                                 CRIIMI MAE Inc.



/s/ October 9, 1998                              By: /s/ Cynthia O. Azzara
-------------------                                  ---------------------
                                                Its: Sr. Vice President and
                                                       Chief Financial Officer





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                                   EXHIBIT INDEX



Exhibit
   No.                              Description
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*2.                 Voluntary Petition filed on October 5, 1998.
*99.1               Press Release issued by CRIIMI MAE Inc. on October 5, 1998.
*99.2               Press Release issued by CRIIMI MAE Inc. on October 6, 1998.
*99.3               Press Release issued by CRIIMI MAE Inc. on October 7, 1998.

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*Filed herewith.